Exhibit 99.1
First Amendment to and Waiver of
Receivables Sale Agreement
     This First Amendment and Waiver (the “Amendment"), dated as of July 29, 2008, is entered into among Tronox Funding LLC (the “Seller”), Tronox Worldwide LLC (the “Collection Agent”), Amsterdam Funding Corporation (“Amsterdam”), ABN AMRO Bank N.V., as agent for the Purchasers (the “Agent") and as a committed purchaser (the “Committed Purchaser”);
Witnesseth:
     Whereas, the Seller, the Collection Agent, Amsterdam, the Committed Purchasers and the Agent have heretofore executed and delivered Receivables Sale Agreement dated as of September 26, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”); and
     Whereas, the Seller, the Collection Agent, Amsterdam, the Committed Purchasers and the Agent have heretofore executed and delivered that certain Waiver Agreement dated as of May 31, 2008 (the “Waiver Agreement”); and
     Whereas, the parties hereto desire to amend the Sale Agreement pursuant to Section 9.6 of the Sale Agreement as provided herein;
     Now, Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:
     Section 1. The Seller has requested the permanent waiver of the Existing Termination Events described and defined in the Waiver Agreement. Pursuant to Section 9.7 of the Sale Agreement, the Agent and the Purchasers hereby waive the Existing Termination Events and all rights and remedies arising therefrom.
     Section 2. The last sentence of Section 1.1(c) of the Sale Agreement is hereby deleted in its entirety.
     Section 3. The last sentence of Section 1.1(d) of the Sale Agreement is hereby deleted in its entirety.
     Section 4. The first sentence of the second paragraph of Section 1.9 of the Sale Agreement is hereby amended in its entirety as so amended shall read as follows:
If the Seller and all the Committed Purchasers do not agree to the extension and each non-Consenting Committed Purchaser is not replaced, the Scheduled Termination Date shall take place as scheduled.

     Section 5. The third paragraph of Section 1.9 of the Sale Agreement is hereby deleted in its entirety.
     Section 6. Section 1.10 of the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     Section 1.10. [Intentionally Omitted]
     Section 7. The proviso appearing in Section 2.3(a)(iii) of the Sale Agreement is hereby deleted in its entirety.
     Section 8. Clause (c) of Section 2.3 of the Sale Agreement is hereby deleted in its entirety.
     Section 9. Section 3.10 of the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     Section 3.10. [Intentionally Omitted]
     Section 10. Section 7.2(b) of the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     (b) the Termination Date with respect to such Purchasers has not occurred;
     Section 11. The defined terms “Cash Collateral,” “Cash Collateral Account,” “Cash Secured Purchase Commencement Date,” “Cash Secured Investment,” “Term-Out Activation Notice,” “Term-Out Option,” and “Term-Out Period” appearing in Schedule I of the Sale Agreement are hereby deleted in their entirety.
     Section 12. The defined term “Aggregate Commitment” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     “Aggregate Commitment” means $76,500,000, as such amount may be reduced pursuant to Section 1.6.
     Section 13. The defined term “Liquidation Period” appearing in Schedule I to the Sale Agreement is hereby amended such that the phrase “or, if the Seller has provided the written notice pursuant to Section 1.10, the Maturity Date” shall be deleted in its entirety.
     Section 14. The defined term “Maturity Date” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     “Maturity Date” means the Termination Date.

     Section 15. The defined term “Purchase Limit” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:
     “Purchase Limit” means $75,000,000.
     Section 16. The defined term “Receivable” appearing in Schedule I to the Sale Agreement is hereby amended such that the phrase “or, if the Seller has provided the written notice pursuant to Section 1.10, the Maturity Date” shall be deleted in its entirety.
     Section 17. The notice provisions of Schedule III are hereby amended as follows:
     (a) by replacing the name “Melody Walke” set forth under Tronox Funding LLC with the name “Robert Gibney;”
     (b) by replacing the name “Roger Addison” with the name “Michael Foster;”
     (c) by replacing the name “Melody Walke” set forth under Tronox Worldwide LLC with the name “Mary Mikkelson.”
     Section 18. This Amendment shall become effective on the date that each of the following shall have been satisfied (i) the Agent shall have received counterparts hereof executed by the Seller, the Initial Collection Agent, each Purchaser and the Agent, (ii) Tronox Incorporated shall have executed and delivered to the Agent the acknowledgment and consent in the form set forth below and (iii) the Seller shall have paid to the Agent a one-time non-refundable amendment fee equal to $286,825.
     Section 19. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the

Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.
     Section 20. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
     Section 21. The Seller shall also pay all fees and expenses (including invoiced attorneys’ fees) as set forth on the invoices attached hereto as Exhibit A, incurred by the Agent and its counsel in connection with this Amendment and the other instruments and documents being executed and delivered in connection herewith, and all invoiced fees and expenses of counsel to the Agent with respect to the facilities subject to the Receivables Sale Agreement.
     Section 22. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents other than as expressly set forth herein. All capitalized terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement.
     Section 23. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

     In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO Bank N.V., as the Agent and as a Committed Purchaser

By:	/s/ Thomas J. Educate
Title:	Managing Director

By:	/s/ Kevin J. Hayes
Title:	Director

Amsterdam Funding Corporation

By:	/s/ Frank B. Bilotta
Title:	President

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Tronox Funding LLC

By:	/s/ David W. Murrah
Title:	Vice President

Tronox Worldwide LLC

By:	/s/ Mary Mikkelson
Title:	Senior Vice President & Chief Financial Officer

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Guarantor’s Acknowledgment and Consent
     The undersigned, Tronox Incorporated, has heretofore executed and delivered the Limited Guaranty dated as of September 26, 2007 (the “Guaranty") and hereby consents to the First Amendment to and Waiver of the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect.

Tronox Incorporated

By:	/s/ Mary Mikkelson
Title:	Senior Vice President & Chief Financial Officer

By:	/s/ Robert Y. Brown, III
Title:	Vice President Strategic Planning & Business Services

Exhibit A